UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2004

CHINA MINERAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50833	20-0938259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Fu & Tong LLC, 245 Park Avenue, 39th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 672-1909

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

China Mineral Acquisition Corporation (the "Company") hereby incorporates by reference the contents of the press release, dated September 24, 2004, announcing the separate trading of the common stock and warrants underlying the 4,000,000 units sold by the Company in its initial public offering and the purchase of warrants in the open market by the Company's officers and directors. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statement and Exhibits

(c)	Exhibits:

Exhibit 99.1	Press release of the Company dated September 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2004	CHINA MINERAL ACQUISITION CORPORATION
By: /s/ Simon Mu Simon Mu Chief Executive Officer and President